SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 6, 2006
Republic Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-14267	65-0716904

(Commission File Number)	(IRS Employer Identification No.)

110 SE 6th Street, 28th Floor, Fort Lauderdale, Florida	33301

(Address of Principal Executive Offices)	(Zip Code)
(954) 769-2400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 3 pages.

ITEM 8.01 OTHER EVENTS
On February 6, 2006, Republic Services, Inc. issued a press release to announce that its Board of Directors had approved an increase in the Company’s common stock repurchase program, a copy of which is incorporated herein by reference and attached hereto as an Exhibit.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c)  Exhibit

Exhibit No.	Description

99.1	Press Release of the Company dated February 6, 2006 to announce the Company’s common stock repurchase program.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 6, 2006	REPUBLIC SERVICES, INC.
	By:	/s/ Tod C. Holmes
Tod C. Holmes
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

	By:	/s/ Charles F. Serianni
Charles F. Serianni
Vice President and Chief Accounting Officer (Principal Accounting Officer)